Trade and other payables and accrued expenses (Tables)	12 Months Ended
Dec. 31, 2024
Trade and other payables and accrued expenses.
Schedule of trade and other payables and accrued expenses

	As of
	December 31,
In CHF thousands	2024	2023
Trade and other payables	2,658	1,679
Total trade and other payables	2,658	1,679

Accrued research and development costs	6,505	4,722
Accrued payroll expenses	4,176	4,649
Other accrued expenses	1,417	1,716
Total accrued expenses	12,098	11,087